Exhibit 99
                       COCA-COLA ENTERPRISES INC.                Page 1 of 4
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                      Third Quarter
                                             ------------------------------
                                             1996 (a)     1995      Change
                                             -------    -------     -------
Net Operating Revenues                       $ 2,187    $ 1,841       19%
Cost of Sales                                  1,363      1,183       15%
                                             -------    -------
Gross Profit                                     824        658       25%
Selling, General and Administrative Expenses     667        513       30%
                                             -------    -------
Operating Income                                 157        145        8%
Interest Expense - Net                            90         82       10%
Other Nonoperating Deductions - Net                1          0
                                             -------    -------
Income Before Income Taxes                        66         63        5%
Income Tax Expense                                27         27        0%
                                             -------    -------
Net Income                                        39         36        8%
Preferred Stock Dividends                          2          1
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $    37    $    35        6%
                                             =======    =======
Average Common Shares Outstanding                124        129
                                             =======    =======
Net Income Per Common Share (b)              $  0.29    $  0.27        7%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   157    $   145        8%
  Depreciation                                   103         80       29%
  Amortization                                    65         47       38%
                                             -------    -------
Cash Operating Profit                        $   325    $   272       19%
                                             =======    =======

(a) Third-quarter 1996 results include the acquisitions of the Ouachita Coca-Cola Bottling Company acquired on February 21, 1996; Coca-Cola Beverages S.A., Coca-Cola Production S.A., and S.A. Beverages Sales Holding N.V. (collectively French and Belgian bottling operations) as of July 26, 1996; and Coca-Cola Bottling Company West, Inc. and Grand Forks Coca-Cola Bottling Co. (collectively Coke West) as of August 12, 1996.

(b) Per share data calculated prior to rounding to millions.

                                                                  Exhibit 99
                       COCA-COLA ENTERPRISES INC.                Page 2 of 4
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                       Nine Months
                                             ------------------------------
                                             1996 (a)    1995 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $ 5,803    $ 5,130       13%
Cost of Sales (c)                              3,586      3,237       11%
                                             -------    -------
Gross Profit                                   2,217      1,893       17%
Selling, General and Administrative Expenses   1,784      1,505       19%
                                             -------    -------
Operating Income                                 433        388       12%
Interest Expense - Net                           253        244        4%
Other Nonoperating Deductions - Net                1          3
Gain From Sale of Bottling Operations (d)          0         (9)
                                             -------    -------
Income Before Income Taxes                       179        150       19%
Income Tax Expense                                74         65
                                             -------    -------
Net Income                                       105         85       24%
Preferred Stock Dividends                          6          2
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $    99    $    83       19%
                                             =======    =======
Average Common Shares Outstanding                125        129
                                             =======    =======
Net Income Per Common Share (e)              $  0.79    $  0.64       23%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   433    $   388       12%
  Depreciation                                   279        235       19%
  Amortization                                   173        140       24%
                                             -------    -------
Cash Operating Profit                        $   885    $   763       16%
                                             =======    =======

(a) Nine-month 1996 results include the acquisitions of the Ouachita Coca-Cola Bottling Company as of February 21, 1996; Coca-Cola
    Beverages S.A., Coca-Cola Production S.A., and S.A. Beverages
    Sales Holding N.V. (collectively French and Belgian bottling operations) as of July 26, 1996; and Coca-Cola Bottling Company
    West, Inc. and Grand Forks Coca-Cola Bottling Co. (collectively
    Coke West) as of August 12, 1996.
(b) Nine-month 1995 results include the acquisition of the Wichita Coca-Cola Bottling Company from the date of acquisition on January 27, 1995.
(c) Nine-month 1996 cost of sales includes a favorable $10 million (5 cents per common share after tax) supplier settlement.
(d) Nine-month 1995 results include a $9 million gain on the sale of the Company's 50 percent ownership interest in The Coca-Cola Bottling Company of the Mid South (4 cents per common share after tax).
(e) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                             September 27,     December 31,
                                                 1996              1995
                                             -------------     ------------
                                              (Unaudited)
ASSETS
Current
  Cash and cash equivalents                     $    26         $     8
  Trade accounts receivable                         730             510
  Inventories                                       374             225
  Current deferred income taxes                     130             130
  Prepaid expenses and other current assets         164             109
                                                -------         -------
    Total Current Assets                          1,424             982
Property, Plant and Equipment - Net               2,814           2,158
Franchise and Other Noncurrent Assets             7,139           5,924
                                                -------         -------
                                                $11,377         $ 9,064
                                                =======         =======
LIABILITES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $ 1,299         $   796
  Current maturities of long-term debt              782              63
                                                -------         -------
    Total Current Liabilites                      2,081             859
Long-Term Debt                                    4,645           4,138
Other Long-Term Obligations                         664             600
Deferred Income Taxes                             2,460           2,032
Share-Owners' Equity
  Preferred stock                                   132              30
  Common stock                                      147             145
  Paid-in capital                                 1,408           1,346
  Reinvested earnings                               233             144
  Cumulative effect of currency translations         30              38
  Common stock in treasury                         (423)           (268)
                                                -------         -------
                                                  1,527           1,435
                                                -------         -------
                                                $11,377         $ 9,064
                                                =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information              Page 4 of 4
                              (Unaudited)



                                             Third-Quarter     Nine-Month
                                                 1996             1996
                                                Change           Change
                                             -------------     ----------

Cash Operating Profit
  Reported                                          19%             16%
  Comparable (a)                                     9%              9%

Volume
  Bottle/Can Physical Case
    Reported                                        15%         11 1/2%
    Constant Territory                           3 1/2%              6%
      Domestic                                   4 1/2%          6 1/2%
      International                            (6 1/2)%            (1)%
  Fountain Gallons
    Reported                                        11%         10 1/2%
    Constant Territory                               2%          5 1/2%

Net Revenues Per Case - Bottle/Can
    Reported                                         4%          2 1/2%
    Domestic                                         2%              2%

Cost of Sales Per Case - Bottle/Can
    Reported                                         1%            1/2%
    Domestic (b)                                   (3)%          (1/2)%


    Earnings Per Share           Third-Quarter            Nine-Months
      Reconciliation             1996     1995   Change   1996    1995   Change
-----------------------------  -------  -------  ------  ------  ------  ------

Reported Earnings Per Share     $0.29    $0.27      7%    $0.79   $0.64    23%
Adjusted Earnings Per Share (c)   N/A      N/A     N/A    $0.74   $0.60    23%


--------------------------------------------

(a) Comparable change reflects adjustments for certain acquisitions and one-time benefits, as considered appropriate, to identify underlying business trends.

(b) Nine-month bottle and can cost of sales per case excludes a favorable first-quarter 1996 $10 million (5 cents per common share after tax) supplier settlement.

(c) Nine-month adjusted earnings per share results exclude a favorable first-quarter 1996 $10 million (5 cents per common share after tax) supplier settlement and the first-quarter 1995 gain of $9 million (4 cents per common share after tax) on the sale of the Company's interest in The Coca-Cola Bottling Company of Mid South.